Exhibit 99.1

CONTACT:

Jon Kathol

Vice President, Investor Relations

Tel:813-544-8515

investorrelations@primobrands.com

Primo Brands Corporation Announces Secondary Offering of 45,000,000 Shares of Class A Common Stock by an Affiliate of One Rock Capital Partners

TAMPA, Fla. and STAMFORD, Conn. – March 10, 2025 – Primo Brands Corporation (NYSE: PRMB) (“Primo Brands” or the “Company”) today announced that one of its stockholders (the “Selling Stockholder”), an affiliate of One Rock Capital Partners, intends to offer for sale in an underwritten secondary offering 45,000,000 shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), pursuant to the Company’s shelf registration statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”). The Selling Stockholder will receive all of the net proceeds from this offering. No shares are being sold by the Company. The Selling Stockholder expects to grant the underwriters a 30-day option to purchase up to 6,750,000 additional shares of Class A Common Stock.

Morgan Stanley and BofA Securities are acting as joint lead book-running managers for the offering. J.P. Morgan, RBC Capital Markets and Barclays are acting as joint book-running managers for the offering. BMO Capital Markets, Deutsche Bank Securities, Jefferies, Goldman Sachs & Co. LLC, Mizuho, TD Cowen, Truist Securities and William Blair are acting as joint bookrunners for the offering. Drexel Hamilton, LLC and Loop Capital Markets are acting as co-managers for the offering.

Subject to the completion of the Offering, the Company intends to repurchase from the underwriters 4,000,000 shares of the Class A Common Stock being sold in the offering at a price per share equal to the price per share paid by the underwriters to the Selling Stockholder in the offering. The Company intends to fund the share repurchase with cash on hand. The closing of the share repurchase is conditioned on, and expected to occur simultaneously with, the closing of the offering. The offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed.

A shelf registration statement on Form S-1 (including a prospectus) relating to the offering of Class A Common Stock has been declared effective by the SEC. The offering will be made only by means of a prospectus supplement and an accompanying prospectus. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Copies of the prospectus supplement and accompanying prospectus related to the offering may also be obtained by contacting Morgan Stanley & Co. LLC, Attention: Prospectus Department 180 Varick Street, 2nd Floor, New York, NY 10014; BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com, 1-800-294-1322; J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com; RBC Capital Markets, LLC, Attention: Equity Capital Markets, 200 Vesey Street, 8th Floor, New York, NY 10281, by telephone at (877) 822-4089, by email: equityprospectus@rbccm.com; or Barclays Capital Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 (or by email at barclaysprospectus@broadridge.com or telephone at 1-888-603-5847).

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

About Primo Brands Corporation

Primo Brands is a leading North American branded beverage company with a focus on healthy hydration, delivering responsibly and domestically sourced diversified offerings across products, formats, channels, price points, and consumer occasions, distributed in every state and Canada.

Primo Brands employs more than 13,000 associates with dual headquarters in Tampa, Florida, and Stamford, Connecticut.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements and forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements involve inherent risks and uncertainties, and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. In some cases, forward-looking statements may be identified by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. They also include statements regarding the Company’s intentions, beliefs, or current expectations and other information that is not historical information. These statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements.

Although management believes that it has a reasonable basis for each forward-looking statement contained in this press release, you are cautioned that these statements are based on a combination of facts and factors currently known by the Company and its expectations of the future, about which it cannot be certain. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the ability to consummate the proposed secondary offering, volatility in the Company’s Class A Common Stock price and those other important factors discussed in Item 1A “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as any such factors may be updated from time to time in the Company’s other filings with the SEC, including the prospectus supplement on Form 424(b) being filed in connection with this offering, each accessible on the SEC’s website at www.sec.gov.

As a result of these factors, the Company cannot assure you that the forward-looking statements in this press release will prove to be accurate. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete discussion of all potential risks or uncertainties that may substantially impact the Company’s business. Moreover, Primo Brands operates in a competitive and rapidly changing environment. New factors emerge from time to time and it is not possible to predict the impact of all of these factors on the Company’s business, financial condition, or results of operations.

Furthermore, if any forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Primo Brands or any other person that the Company will achieve its objectives, plans, or cost savings in any specified time frame or at all. In addition, even if its results of operations, financial condition, and liquidity, and the development of the industry in which the Company operates, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. The forward-looking statements contained in this press release are made only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Source

Primo Brands Corporation